UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

Allegiant Travel Company

_______________________________________________

(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8360 S. Durango Drive
Las Vegas, NV		89113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1     Registrant's Business and Operations

Item 1.01      Entry into a Material Definitive Agreement.

On March 8, 2012, Allegiant Travel Company (the "Company") entered into an Amendment of its Credit Agreement with certain lenders, Citadel Securities Trading, LLC as administrative agent and The Bank of New York Mellon as collateral agent. Under the amendment to the Credit Agreement, Gleacher Products Corp. has been designated as successor administrative agent to Citadel Securities Trading, LLC, whose resignation had become effective in December 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2012	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Scott Sheldon
	Name:	Scott Sheldon
	Title:	Chief Financial Officer